EXHIBIT 99.2

                        CITIZENS & NORTHERN CORPORATION


                         90-92 Main Street, P.O. Box 58
                               Wellsboro, PA 16901
                    Phone: (570) 724-3411 Fax: (570) 723-8097
         E-Mail: cnemail@cnbankpa.com Web Page: http://www.cnbankpa.com
                 --------------------           -----------------------
                               Stock Symbol: CZNC

Chartered 1864

        Member                                   FEDERAL DEPOSIT INSURANCE CORP

MARCH 31, 2006                  QUARTERLY REPORT

Dear Shareholder:

As former US Supreme Court Justice Oliver Wendell Holmes, Jr. once said, "I find the great thing in this world is not so much where we stand, as in what direction we are moving. To reach the port of heaven, we must sail sometimes with the wind and sometimes against it, but we must sail, and not drift, nor lie at anchor."

That sentiment very much applies to your company at this juncture in its history. We have set out on an ambitious course of building a significant market share of the Lycoming County market with the completion of our 4th and 5th community offices in the past six months (Jersey Shore and Old Lycoming). In the past five years we have opened five community offices in Lycoming County for a total of six. We have also opened and occupied during the first quarter of 2006 a new Administration Building, which provides the space we have been lacking for the support staff. Additionally, we have taken on the challenge of bringing First State Bank of Canisteo, New York into the C&N family. Our Trust and Financial Management Group has restructured its client delivery process and has grown assets under management by nearly 20% since last year.

We are creating opportunities for your company's future at the very time the Federal Reserve is raising short-term interest rates. The rate curve is nearly flat: i.e., there is very little difference between over-night borrowing rates and the ten and thirty year rates. Fortunately, loan rates have risen and demand is strong due to our Lycoming County and commercial lending initiatives. However, there is no opportunity to leverage our equity through borrowings that can be invested in fixed income securities, thus the security portfolio is contracting.

The financial results for the quarter are not what we have been used to, and are affected by both the shrinking margins and the additional overhead expenses associated with our growth strategy.

As we sail into the future awaiting a more favorable interest environment, we are actively taking steps to position C&N for future profitable growth. Thank you for your continued support.



                                                     Craig G. Litchfield
                                                     Chairman, President & CEO


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                         CITIZENS & NORTHERN CORPORATION
                               BOARD OF DIRECTORS

                    Craig G. Litchfield Chairman of the Board

Dennis F. Beardslee                                        Leo F. Lambert
R. Robert DeCamp                                           Edward L. Learn
Jan E. Fisher                                              Edward H. Owlett, III
R. Bruce Haner                                             Leonard Simpson
Susan E. Hartley                                           James E. Towner
Karl W. Kroeck                                             Ann M. Tyler

                                DIRECTOR EMERITUS
F. David Pennypacker

                            CITIZENS & NORTHERN BANK
                                     OFFICES
428 S. Main Street, ATHENS, PA 18810                                570-888-2291
111 Main Street, DUSHORE, PA 18614                                  570-928-8124
Main Street, EAST SMITHFIELD, PA 18817                              570-596-3131
104 Main Street, ELKLAND, PA  16920                                 814-258-5111
230-232 Railroad Street, JERSEY SHORE, PA 17740                     570-398-4555
102 E. Main Street, KNOXVILLE, PA 16928                             814-326-4151
Main Street, LAPORTE, PA 18626                                      570-946-4011
Main Street, LIBERTY, PA 16930                                      570-324-2331
1085 S. Main Street, MANSFIELD, PA 16933                            570-662-1111
RR 2 Box 3036, MONROETON, PA 18832                                  570-265-2157
3461 Rte.405 Highway, MUNCY, PA 17756                               570-546-6666
Thompson Street, RALSTON, PA 17763                                  570-995-5421
1827 Elmira Street, SAYRE, PA 18840                                 570-888-2220
2 E. Mountain Ave., SO. WILLIAMSPORT, PA  17702                     570-601-3016
41 Main Street, TIOGA, PA 16946                                     570-835-5236
428 Main Street, TOWANDA, PA18848                                   570-265-6171
Court House Square, TROY, PA 16947                                  570-297-2159
90-92 Main Street, WELLSBORO, PA 16901                              570-724-3411
130 Court Street, WILLIAMSPORT, PA 17701                            570-320-0100
1510 Dewey Ave., WILLIAMSPORT,  PA 17702                            570-323-9305
Route 6, WYSOX, PA 18854                                            570-265-9148

                       TRUST & FINANCIAL MANAGEMENT GROUP
90-92 Main Street, WELLSBORO, PA 16901                              800-487-8784
428 Main Street, TOWANDA, PA 18848                                  888-987-8784
503 N. Elmira Street, SAYRE, PA 18840                               888-760-8192
3461 Rte 405 Highway, MUNCY, PA 17756                               570-546-6666
130 Court Street, WILLIAMSPORT, PA 17701                            570-601-6000

ACCOUNT SERVICES - 90-92 Main St., Wellsboro, PA 16901              800-726-2265
BANKCARD SERVICES - 10 Nichols St., Wellsboro PA 16901              800-676-6639
CASH MANAGEMENT / INTERNET BANKING - 10 Nichols St.,
Wellsboro, PA 16901                                                 570-724-0266
                                www.cnbankpa.com

FUNDS MANAGEMENT - 10 Nichols St., Wellsboro, PA 16901              800-577-9397
                              www.fmt@cnbankpa.com

C&N FINANCIAL SERVICES CORPORATION - 68 Main Street, Wellsboro, PA  866-ASK-CNFS
                           www.cnfinancialservices.com

                           CANISTEO VALLEY CORPORATION
3 Main Street, Canisteo, NY 14823                                   607-698-4295

                                FIRST STATE BANK
                                     OFFICES
3 Main Street, CANISTEO, NY 14823                                   607-698-4295
6250 County Route 64, HORNELL, NY 14843                             607-324-4081
                               www.fsbcanisteo.com



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CONSOLIDATED STATEMENT OF INCOME
(In Thousands, Except Per Share Data)   (Unaudited)

                                                                      3 MONTHS ENDED
                                                                           MARCH
                                                                  2006                  2005
                                                                (CURRENT)          (PRIOR YR)
                                                                ---------          ----------
Interest and Dividend Income                                    $  15,863           $ 14,693

Interest Expense                                                    7,278              5,957
---------------------------------------------------------------------------------------------
Interest Margin                                                                        8,736
                                                                    8,585

Provision for Loan Losses                                             600                375
---------------------------------------------------------------------------------------------
Interest Margin After Provision for Loan Losses                                        8,361
                                                                    7,985

Other Income                                                        1,789              1,703

Realized Gains on Securities, Net                                   1,315              1,066

Other Expenses                                                      7,843              7,128
---------------------------------------------------------------------------------------------
Income Before Income Tax Provision                                                     4,002
                                                                    3,246

Income Tax Provision                                                  426                707
---------------------------------------------------------------------------------------------

NET INCOME                                                       $  2,820           $  3,295
=============================================================================================

PER SHARE DATA (**):
Net Income - Basic                                                  $0.34              $0.40
Net Income - Diluted                                                $0.34              $0.39
Dividend Per Share                                                  $0.24              $0.23
Number Shares Used in Computation - Basic                       8,296,922          8,275,172
Number Shares Used in Computation - Diluted                     8,335,009          8,346,220




CONSOLIDATED BALANCE SHEET
(In Thousands, Except Per Share Data)    (Unaudited)

                                                                MARCH 31,           MARCH 31,
                                                                  2006                2005
                                                                  ----                ----
ASSETS
Cash & Due from Banks                                         $    21,462         $   13,285
Available-for-Sale Securities                                     427,975            465,074
Loans, Net                                                        644,071            592,118

Intangible Assets                                                   3,321                  -

Other Assets                                                       63,815             59,184
---------------------------------------------------------------------------------------------

TOTAL ASSETS                                                  $ 1,160,644         $1,129,661
=============================================================================================

LIABILITIES
Deposits                                                      $   752,714         $  684,619

Repo Sweep Accounts                                                24,364             21,167
---------------------------------------------------------------------------------------------
     Total Deposits and Repo Sweeps                               777,078            705,786
Borrowed Funds                                                    245,239            286,394

Other Liabilities                                                   8,279              8,656
---------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                               1,030,596          1,000,836
---------------------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY
Shareholders' Equity, Excluding Net Unrealized
  Gains/Losses on Available-for sale Securities                   127,716            122,875
Net Unrealized Gains/Losses on Available-

  for-sale Securities (*)                                           2,332              5,950
---------------------------------------------------------------------------------------------

TOTAL SHAREHOLDERS' EQUITY                                        130,048            128,825
---------------------------------------------------------------------------------------------

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                      $ 1,160,644         $1,129,661
=============================================================================================


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CONSOLIDATED FINANCIAL HIGHLIGHTS
(In Thousands, Except Per Share Data)       (Unaudited)

                                                                     3 MONTHS ENDED                   %
                                                                         MARCH                     INCREASE
                                                                 2006               2005          (DECREASE)
                                                                 ----               ----          ----------
EARNINGS PERFORMANCE
Net Income                                                    $    2,820          $    3,295         -14.42%
Return on Average Assets                                            0.97%               1.17%        -17.09%
Return on Average Assets,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities (***)                            0.98%               1.18%        -16.95%
Return on Average Equity                                            8.51%               9.87%        -13.78%
Return on Average Equity,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities (***)                            8.80%              10.70%        -17.76%

BALANCE SHEET HIGHLIGHTS
Total Assets                                                  $ 1,160,644         $ 1,129,661          2.74%
Available-for-Sale Securities                                     427,975             465,074         -7.98%
Loans (Net)                                                       644,071             592,118          8.77%
Allowance for Loan Losses                                           8,915               6,925         28.74%
Deposits and Repo Sweep Accounts                                  777,078             705,786         10.10%
Trust Assets Under Management                                     474,708             395,843         19.92%

SHAREHOLDERS' VALUE (PER SHARE) (**)
Net Income - Basic                                            $      0.34         $      0.40        -15.00%
Net Income - Diluted                                          $      0.34         $      0.39        -12.82%
Dividends                                                     $      0.24         $      0.23          4.35%
Book Value                                                    $     15.69         $     15.54          0.97%
Book Value, Excluding Unrealized
  Gains/Losses on Available-for-
  sale Securities (***)                                       $     15.41         $     14.82           3.98%
Market Value (Last Trade)                                     $     24.20         $     28.51         -15.12%
Market Value /  Book Value                                         154.24%             183.46%        -15.93%
Market Value /  Book Value,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities (***)                           157.04%             192.38%        -18.37%
Price Earnings Multiple                                             17.97               17.82          -0.17%
Dividend Yield                                                       3.97%               3.23%         22.91%

SAFETY AND SOUNDNESS
Tangible Equity / Tangible
  Assets, Excluding Unrealized
  Gains/Losses on Available-for-
  sale Securities                                                   10.78%              10.96%         -1.64%
Nonperforming Assets / Total Assets                                  0.79%               0.77%          2.60%
Allowance for Loan Losses / Total Loans                              1.37%               1.16%         18.10%
Risk Based Capital Ratio                                            18.06%              18.73%         -3.58%

AVERAGE BALANCES
Average Assets                                                $ 1,160,356         $ 1,131,167           2.58%
Average Assets, Excluding
  Unrealized Gains/Losses on
  Available-for-sale Securities                                 1,152,988           1,115,540           3.36%
Average Equity                                                    132,609             133,494          -0.66%
Average Equity, Excluding
  Unrealized Gains/Losses on
  Available-for-sale Securities                                   128,173             123,180           4.05%


(*) Net unrealized gains/losses on available-for-sale securities are presented as "Accumulated Other Comprehensive Income" in the annual and quarterly financial statements filed with the Securities and Exchange Commission.

(**) For purposes of per share calculations, the market value and number of outstanding shares have been retroactively adjusted for the effects of 1% stock dividends issued in January of each year presented.

(***) Generally accepted accounting principles ("GAAP") require that available-for-sale securities be reported at fair value, with unrealized gains and losses excluded from earnings and reported separately through shareholders' equity, net of tax. Management believes there is an inherent mismatch between the income statement and balance sheet related to unrealized gains/losses that may create a material inconsistency in the calculation of earnings-based ratios. Further, the amount of unrealized gains or losses may vary widely from period-to-period, depending on the financial markets as a whole and interest rate movements. Therefore, management has provided these "non-GAAP" ratios because we believe they provide meaningful information for evaluating the Corporation's financial position and results of operations.